UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 19, 2024

VERTEX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39413	23-2081753
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2301 Renaissance Blvd.

King of Prussia, Pennsylvania 19406

(Address of principal executive offices) (Zip Code)

(800) 355-3500

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	VERX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Fourth Amendment to Credit Agreement

On April 19, 2024, Vertex, Inc. (the “Company”), the guarantors party thereto, PNC Bank, National Association, as administrative agent, and the lenders party thereto entered into the Fourth Amendment to Credit Agreement (the “Fourth Amendment”), which amended the Credit Agreement by and among the Company, the guarantors party thereto, PNC Bank, National Association, as administrative agent, and the lenders party thereto, dated as of March 31, 2020 (as previously amended, the “Credit Agreement”), providing for, among other things, amendment of the definition of “Approved Convertible Debt” in Section 1.1 of the Credit Agreement by deleting the phrase “Two Hundred Million Dollars ($200,000,000)” and inserting in lieu thereof the phrase “Three Hundred Million Dollars ($300,000,000).”

The foregoing description of the terms of the Fourth Amendment is qualified in its entirety by reference to the full text of the Fourth Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

On April 22, 2024, the Company issued a press release announcing certain preliminary results for the three months ended March 31, 2024. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

The information in Item 2.02 above is incorporated by reference into this Item 7.01.

On April 22, 2024, the Company also issued a press release announcing its intention to offer, subject to market conditions and other factors, $250 million aggregate principal amount of convertible senior notes due 2029 (the “notes”) in a private offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information in Item 2.02 and this Item 7.01, and Exhibits 99.1 and 99.2 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, regardless of any incorporation language in such a filing, except as expressly set forth by specific reference in such a filing.

Neither this Current Report on Form 8-K nor the press releases attached hereto as Exhibit 99.1 or 99.2 constitutes an offer to sell, or the solicitation of an offer to buy, the notes or the shares of the Company’s Class A Common Stock, if any, issuable upon conversion of the notes.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements regarding certain preliminary results for the three months ended March 31, 2024, the offering of the notes and the capped call transactions, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements made in this Current Report on Form 8-K that are not statements of historical fact, including statements regarding whether the Company will offer and issue the notes and the terms of the notes, the anticipated use of proceeds from the offering, the Company’s expectations in respect of granting the initial purchasers an option to purchase additional notes and expectations regarding the effect of the capped call transactions and regarding actions of the option counterparties and/or their respective affiliates, about the Company’s beliefs and expectations, and  those relating to our offering of the notes and our preliminary results for the three months ended March 31, 2024, and regarding future events or our future results of operations, financial condition, business, strategies, financial needs, and the plans and objectives of management, are forward-looking statements and should be evaluated as such. These statements often include words such as “anticipate,” “believe,” “expect,” “suggests,” “plans,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions or the negatives of those terms. Forward-looking statements are based on the Company management’s beliefs, as well as assumptions made by, and information currently available to, them.  Because such statements are based on expectations as to future results and are not statements of fact, actual results may differ materially from those projected. As you read and consider this Current Report on Form 8-K, you should understand that these statements are not guarantees of future performance or results. The forward-looking statements are subject to and involve risks, uncertainties and assumptions, and you should not place undue reliance on these forward-looking statements. Although the Company’s management believe that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect the Company’s actual results or results of operations and could cause actual results to differ materially from those expressed in the forward-looking statements. Factors which may cause actual results to differ materially from current expectations include, but are not limited to, risks related to the offering of the notes and the consummation of the capped call transactions, including that such transactions may not occur, and the other factors described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the Securities Exchange Commission (“SEC”), as may be subsequently updated by our other SEC filings. Copies of such filings may be obtained from the Company or the SEC.

You should not place undue reliance on the Company’s forward-looking statements, and you should not rely on forward-looking statements as predictions of future events. The results, events, and circumstances reflected in the forward-looking statements may not be achieved or occur, and actual results, events, or circumstances could differ materially from those described in the forward-looking statements. The forward-looking statements made in this Current Report on Form 8-K speak only as of the date of this report. The Company undertakes no obligation to update any forward-looking statements made in this report to reflect events or circumstances after the date of this report or to reflect new information or the occurrence of unanticipated events, except as required by law. If the Company updates one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1

Fourth Amendment to Credit Agreement by and among Vertex, Inc., the guarantors party thereto, PNC Bank, National Association, as administrative agent, and the lenders party, thereto, dated as of April 19, 2024.

99.1	Preliminary Results Press Release issued by Vertex, Inc., dated April 22, 2024.
99.2	Proposed Offering Press Release issued by Vertex, Inc., dated April 22, 2024.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX, INC.

Date: April 22, 2024	By:	/s/ Bryan Rowland
	Name:	Bryan Rowland
	Title:	General Counsel and Secretary